                                                                 Exhibit 10.61.2
                                                           EXECUTION COUNTERPART

                                  AMENDMENT TWO

            AMENDMENT TWO (this "AMENDMENT") dated as of March 15, 2001 by and among EDISON MISSION ENERGY (the "BORROWER"), CITICORP USA, INC., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and each of certain commercial lending institutions party hereto (the "LENDERS").

            WHEREAS, the Borrower, the Administrative Agent and certain of the Lenders entered into a Credit Agreement dated as of March 18, 1999 (as heretofore amended, modified and supplemented, the "CREDIT AGREEMENT");

            WHEREAS, the Borrower has requested that the Lenders renew their Commitments and extend the Commitment Termination Date to May 29, 2001.

            ACCORDINGLY, the parties hereto agree as follows:

            Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

            Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

            (a) SECTION 1.1 of the Credit Agreement shall be amended by deleting CLAUSE (a) of the definition of "COMMITMENT TERMINATION DATE" in its entirety and replacing it with the following:

                        "(a) May 29, 2001 or, if such date has been extended by
            any Lender pursuant to SECTION 2.6, then, with respect to the Commitment of such Lender, such date as determined pursuant to
            SECTION 2.6;"

            (b) SECTION 1.1 of the Credit Agreement shall be amended by adding the following definitions in alphabetical order:

                        ""AMENDMENT EFFECTIVE DATE" shall have the meaning
            assigned to such term in Section 3 of Amendment Two to this Agreement.

                        "CAPITAL STOCK" means, with respect to any Person, any
            and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of, or interests in (however designated), the equity of such Person, including, without limitation, all common stock and preferred stock and partnership and joint venture interests of such Person.

                        "CONSOLIDATED NET WORTH" means, at any date, the
            consolidated
            stockholders' equity of the Borrower and its Consolidated Subsidiaries determined as of such date without giving effect to any accumulated other comprehensive gain or loss after December 31, 1999 plus, to the extent not otherwise included therein, (a) the liquidation preference at such date of non-redeemable preferred stock of the Borrower and (b) Equity Preferred Securities.

                        "CONSOLIDATED OPERATING PROJECTS" means any electric
            generation facilities, oil and gas properties, trading activities, and operation and maintenance services in which the Borrower or its Subsidiaries have a direct or indirect ownership greater than 50%.

                        "CONSOLIDATED SUBSIDIARY" means, at any date with
            respect to any Person, any Subsidiary of such Person or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

                        "DISTRIBUTIONS" means any interest or principal payments
            on loans, distributions, management fees and dividends to the Borrower or any of its Subsidiaries made by a Non-Consolidated Operating Project.

                        "DERIVATIVES OBLIGATIONS" of any Person means all
            obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions. For purposes of determining the Recourse Debt to Recourse Capital Ratio on any date, the Derivatives Obligations of the Borrower shall be determined on a "mark to market" basis on such date.

                        "EME REVOLVERS" means, collectively, the Credit
            Agreement, the May Credit Agreement and the October Credit
            Agreement.

                        "EQUITY PREFERRED SECURITIES" means securities issued by
            the Borrower (a) that are not subject to mandatory redemption or the underlying securities, if any, of which are not subject to mandatory redemption, (b) that are perpetual or mature no less than 30 years from the date of issuance, (c) the indebtedness issued in connection with which, including any guaranty, is subordinate in right of payment to the unsecured and unsubordinated indebtedness of the issuer of such indebtedness or guaranty, and (d) the terms of which permit the deferral of payment of interest or distributions thereon to the date occurring after the Commitment Termination Date.

                                 AMENDMENT TWO

                        "FUNDS FLOW FROM OPERATIONS" means, for any period,
            Distributions plus Operating Cash Flow plus interest income during such period less Operating Expenses during such period.

                        "INTEREST COVERAGE RATIO" means, for any period, the
            ratio of (a) Funds Flow from Operations during such period to (b) Interest Expense for such period.

                        "INTEREST EXPENSE" means the accrued interest expense of
            all the Borrower's senior recourse indebtedness, but shall exclude any intercompany obligation on which interest or the equivalent is received by the Borrower.

                        "MAJOR PROJECTS" means the First Hydro plant, the Loy
            Yang B plant, the Homer City Generating Station, the plants located in Illinois owned by Midwest Generation, LLC, the Kern River cogeneration facility, the Midway Sunset cogeneration facility, the Watson cogeneration facility and the Sycamore cogeneration facility.

                        "MAY CREDIT AGREEMENT" means the Credit Agreement dated
            as of May 30, 2000 among the Borrower, certain commercial lending institutions party thereto and Bank of America, N.A. as the administrative agent.

                        "MIDWEST" means Midwest Generation, LLC.

                        "NET CASH PROCEEDS" means (a) in connection with an
            asset disposition permitted under SECTION 7.2.7, the cash proceeds received from such asset disposition by the Borrower, net of attorney's fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and (b) in connection with any issuance or sale of indebtedness or Capital Stock, the cash proceeds received from such issuance or incurrence, net of attorney's fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

                        "NON-CONSOLIDATED OPERATING PROJECTS" means any electric
            generation facilities, oil and gas properties, trading activities, and operation and maintenance services in which the Borrower or its Subsidiaries have a direct or indirect ownership equal to or less than 50%.

                        "OCTOBER CREDIT AGREEMENT" means the Credit Agreement
            dated as of October 11, 1996 among the Borrower, certain commercial lending institutions party thereto and Bank of America National Trust and Savings Association as the administrative agent.

                        "OPERATING CASH FLOW" means, for any period, the excess
            of accrued Project Revenues during such period less accrued Project Operating Expenses less accrued Project Debt Service during such period from the Consolidated Operating Projects.

                                 AMENDMENT TWO

                        "OPERATING EXPENSES" means, for any period, all amounts
            accrued by the Borrower in the conduct of its business during such period, including utilities, general and administrative expenses, employee salaries, wages and other employment-related costs, fees for letters of credit, surety bonds and performance bonds. Operating Expenses do not include federal and state taxes, depreciation or amortization, and other non-cash charges.

                        "POWERTON/JOLIET GUARANTEES" means, collectively, (i)
            the Guaranty Agreement dated as of August 17, 2000 made by the Borrower in favor of Powerton Trust I that, among other things, guarantees the payment by Midwest of certain liabilities payable to Powerton Trust I, (ii) the Guaranty Agreement dated as of August 17, 2000 made by the Borrower in favor of Powerton Trust II that, among other things, guarantees the payment by Midwest of certain liabilities payable to Powerton Trust II, (iii) the Guaranty Agreement dated as of August 17, 2000 made by the Borrower in favor of Joliet Trust I that, among other things, guarantees the payment by Midwest of certain liabilities payable to Joliet Trust I and (iv) the Guaranty Agreement dated as of August 17, 2000 made by the Borrower in favor of Joliet Trust II that, among other things, guarantees the payment by Midwest of certain liabilities payable to Joliet Trust II.

                        "POWERTON/JOLIET INTERCOMPANY NOTES" means the
            promissory notes of the Borrower dated as of August 24, 2000 having an aggregate principal amount equal to $1,367,000,000, evidencing in each case a loan from Midwest to the Borrower.

                        "PROJECT DEBT SERVICE" means, for any period, all
            accrued interest and principal payments during such period for the Consolidated Operating Projects. Any principal payments made due to refinancing shall be excluded.

                        "PROJECT OPERATING EXPENSES" means all accrued expenses
            by the Consolidated Operating Projects which are necessary for the continued operation and maintenance of the Consolidated Operating Projects which shall include operating lease payments and foreign taxes paid but exclude depreciation and amortization or any capital expenditure undertaken primarily to increase the efficiency of, expand or re-power the Consolidated Operating Projects or capital expenditures for environmental purposes which are not required by applicable law.

                        "PROJECT REVENUES" means, for any period, all accrued
            revenues by the Consolidated Operating Projects during such period, including revenues from the sale of energy and capacity, steam and fuel plus accruals for business interruption insurance and all interest and other income.

                        "RECOURSE DEBT" means, on any date, the sum (without
            duplication) of the following indebtedness of the Borrower: (a) all indebtedness for borrowed money other than Subordinated Debt; (b) all guarantees for (i) indebtedness of the Subsidiaries and (ii) rental expenses of the Subsidiaries; (c) all

                                 AMENDMENT TWO
            reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalent Investments), bankers' acceptances and similar instruments (in each case, whether or not matured); (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; and (e) Derivative Obligations. For purposes of the foregoing,
            (i) indebtedness of the Borrower shall exclude, to the extent included, (A) indebtedness of the Borrower evidenced by the Powerton/Joliet Intercompany Notes for so long as amounts payable thereunder are subject to setoff against amounts paid under the Powerton/Joliet Guarantees in accordance with the terms of the Powerton/Joliet Intercompany Notes; (B) indebtedness of the Borrower evidenced by the Synthetic Lease Intercompany Note for so long as amount payable thereunder are subject to setoff against payments under the Synthetic Lease Guarantee in accordance with the terms of the Synthetic Lease Intercompany Note; and (C) indebtedness of the Borrower under guarantees of rental expenses to the extent attributable to lease indebtedness provided by Subsidiaries under leasing transactions, including, without limitation, indebtedness of the Borrower under the Synthetic Lease Guarantee to the extent attributable to lease indebtedness provided by Subsidiaries as Synthetic Lease Tranche A Loans; and (ii) the amount of indebtedness of the Borrower under guarantees of rental expenses of the Subsidiaries on any date of determination shall be the termination value under the related lease on such date of determination (adjusted so as to give effect to adjustments contemplated by clause
            (i)(C) above, if applicable) plus reasonably anticipated indemnity or other similar payments as of such date of determination; provided that the amount of indebtedness of the Borrower under each Powerton/Joliet Guarantee on any date of determination shall be the Termination Value (or, if applicable, Special Termination Value) as defined in such Powerton/Joliet Guarantee on such date of determination plus reasonably anticipated indemnity or other similar payments as of such date of determination.

                        "RECOURSE DEBT TO RECOURSE CAPITAL RATIO" means, on any
            date, the ratio of: (a) Recourse Debt on such date to (b) the sum on such date of (i) Consolidated Net Worth on such date PLUS (ii) Recourse Debt.

                        "SYNTHETIC LEASE CREDIT AGREEMENT" means the
            Credit Agreement dated as of June 23, 2000 among EME/CDL Trust, Midwest Peaker Holdings, Inc., Citicorp Del-Lease, Inc. and Citicorp North America, Inc.

                        "SYNTHETIC LEASE GUARANTEE" means the Guaranty Agreement
            dated as of June 23, 2000 made by the Borrower in favor of the EME/CDL Trust.

                        "SYNTHETIC LEASE INTERCOMPANY NOTE" means the
            intercompany note of the Borrower dated as of July 10, 2000 having a principal amount of $300,000,000, evidencing a loan from Midwest to the Borrower.

                        "SYNTHETIC LEASE TRANCHE A LOANS" means the Tranche A
            Loans

                                 AMENDMENT TWO

            (as defined in the Synthetic Lease Credit Agreement)."

            (c) SECTION 3.1.1 of the Credit Agreement shall be amended by deleting Section 3.1.1(b) in its entirety and replacing it with the following:

                        "(b) The Borrower shall (i) immediately upon any
            acceleration of any Loans pursuant to SECTION 8.2 or SECTION 8.3, repay all Loans, unless, pursuant to SECTION 8.3, only a portion of all Loans is so accelerated and (ii) within three Business Days following the receipt of proceeds from (A) any sale or other disposition of assets not in the ordinary course of business, make a prepayment of the loans outstanding under the EME Revolvers, pro rata based on the total commitment amounts outstanding under each EME Revolver, in an aggregate amount in total equal to the lesser of
            (x) 50% of the related Net Cash Proceeds or (y) the aggregate principal amount of the loans under all of the EME Revolvers then outstanding (and the commitments under the EME Revolvers shall automatically be reduced, pro rata based on the total commitment amounts outstanding under the EME Revolvers, by an amount in total equal to 50% of the related Net Cash Proceeds) or (B) the sale or issuance of any Capital Stock or Indebtedness of the Borrower after the Amendment Effective Date, make a prepayment of the loans outstanding under the the EME Revolvers, pro rata based on the total commitment amounts outstanding under each EME Revolver, in an aggregate amount in total equal to the lesser of (x) 75% of the related Net Cash Proceeds or (y) the aggregate principal amount of the loans under all of the EME Revolvers then outstanding (and the commitments under the EME Revolvers shall automatically be reduced, pro rata based on the total commitment amounts outstanding under each EME Revolver, by an aggregate amount in total equal to 75% of the related Net Cash Proceeds); PROVIDED, HOWEVER, that the prepayment requirement under this SECTION 3.1.(b) shall not be in effect (i) with respect to the initial $300,000,000 (in the aggregate) of Net Cash Proceeds received by the Borrower from (x) any sale or other disposition of assets not in the ordinary course of business and/or (y) the sale or issuance of Capital Stock or Indebtedness of the Borrower or (ii) if the Borrower has permanently reduced its outstanding commitments and loans under the EME Revolvers to an amount in the aggregate equal to or less than $1,000,000,000."

            (d) SECTION 7.1.1 of the Credit Agreement shall be amended by deleting Section 7.1.1(c) in its entirety and replacing it with the following:

                        "(c) concurrently with the delivery of financial
            statements referred to in SECTIONS 7.1.1.(a) AND 7.1.1(b), a certificate, executed by the controller, treasurer or chief financial officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in SECTION 7.2.10 and SECTION 7.2.11.".

            (e) SECTION 7.2.1 of the Credit Agreement shall be amended by deleting Section 7.2.1(a) in its entirety and replacing it with the following:

                                 AMENDMENT TWO

                        "(a) (i) Capitalized Lease Liabilities, (ii) other
            secured Indebtedness of any kind whatsoever existing on the Amendment Effective Date and (iii) after the Amendment Effective Date, other secured Indebtedness, not to exceed $100,000,000 in the aggregate; PROVIDED, that any secured Indebtedness exceeding such amount may be secured pursuant to SECTION 7.2.3(f); and".

            (f) SECTION 7.2.3 of the Credit Agreement shall be amended by deleting Section 7.2.3(f) and replacing it with the following:

                        "(f) Liens upon any property (other than direct or
            indirect ownership interests of the Borrower in Major Projects, except for those Liens on such ownership interests existing on the Amendment Effective Date) at any time directly owned by the Borrower to secure any Indebtedness of the nature described in CLAUSE (a) of
            SECTION 7.2.1;".

            (g) SECTION 7.2 of the Credit Agreement shall be amended by deleting
Section 7.2.4 in its entirety and replacing it with the following:

            "[INTENTIONALLY OMITTED]"

            (h) SECTION 7.2 of the Credit Agreement shall be amended by adding the following sections:

                        "Section 7.2.10 INTEREST COVERAGE. The Borrower will at
            the end of each of its fiscal quarters maintain an Interest Coverage Ratio for the immediately preceding four consecutive fiscal quarters of the Borrower of not less than 1.50 to 1.00.

                        Section 7.2.11 RECOURSE DEBT TO RECOURSE CAPITAL RATIO.
            The Borrower will at the end of each of its fiscal quarters maintain a Recourse Debt to Recourse Capital Ratio of not more than 0.675 to 1.00."

            (i) ANNEX I of the Credit Agreement shall be deleted and replaced in its entirety with Exhibit A hereto.

            Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent have been satisfied or will be satisfied contemporaneously with this Amendment becoming effective:

                  (a) Delivery to the Administrative Agent of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, each of the Lenders;

                  (b) The Administrative Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders from (i) the in-house counsel to the Borrower and
      (ii) the special New York counsel to the Borrower. Each such opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

                                 AMENDMENT TWO

                  (c) A certificate, executed by the controller, treasurer or chief financial officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in SECTION 7.2.10 and SECTION 7.2.11 as of the Amendment Effective Date;

                  (d) The representations and warranties of the Borrower as set forth in the Credit Agreement shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date and except as set forth in the draft of the Form S-4/Registration Statement of Midwest Generation, LLC and the Borrower, dated February 15, 2001, attached hereto as Exhibit B); and

                  (e) As of the Amendment Effective Date, no Default shall have occurred and be continuing after giving effect to this Amendment.

            Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.






                                 AMENDMENT TWO

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                    EDISON MISSION ENERGY



                                    By: /s/  G. Gary Garcia
                                       ---------------------------------------
                                       Name:   G. Gary Garcia
                                       Title:  Treasurer

                                    CITICORP USA, INC.,
                                       as Administrative Agent and
                                       Lender



                                    By: /s/  Anita J. Brickell
                                       ---------------------------------------
                                       Name:   Anita J. Brickell
                                       Title:  Attorney In Fact

                                    CREDIT SUISSE FIRST BOSTON,
                                       as Lender



                                    By: /s/ Andrea E. Shkane    /s/  Jay Chall
                                       ---------------------------------------
                                       Name:   Andrea E. Shkane      Jay Chall
                                       Title:  Vice President         Director

                                    LEHMAN BROTHERS COMMERCIAL PAPER INC.,
                                       as Lender



                                    By:  /s/  Michele Swanson
                                       ---------------------------------------
                                       Name:   Michele Swanson
                                       Title:  Authorized Signatory

                                    SOCIETE GENERALE,
                                       as Lender



                                    By:  /s/  David Bird
                                       ---------------------------------------
                                       Name:   David Bird
                                       Title:  Vice President


                                 AMENDMENT TWO

ABN AMRO BANK N.V.,
   as Lender



By: /s/ Jeffrey Dodd                    By: /s/ Steven L. Bissonnette
   ---------------------------------       -----------------------------------
   Name:  Jeffrey Dodd                    Name:   Steven L. Bissonnette
   Title: Group Vice President            Title:  Senior Vice President &
                                                  Managing Director

AUSTRALIA AND NEW ZEALAND BANKING
   GROUP LIMITED,
   as Lender



By: /s/ Geoffrey Pack
   ---------------------------------
   Name:  Geoffrey Pack
   Title: Senior Vice President

BANCO DI NAPOLI,
   as Lender



By: /s/ Lucio Passarello                By: /s/  Francesco Di Mario
   ---------------------------------       -----------------------------------
   Name:  Lucio Passarello                Name:   Francesco Di Mario
   Title: First Vice President            Title:  First Vice President

BANK OF MONTREAL,
   as Lender



By: /s/ Cahal B. Carmody
   ---------------------------------
   Name:  Cahal B. Carmody
   Title: Director


                                 AMENDMENT TWO

                                 BANK OF NOVA SCOTIA,
                                    as Lender



                                 By: /s/  Jed Richardson
                                    ------------------------------------------
                                    Name:   Jed Richardson
                                    Title:  Director

                                 BARCLAYS BANK PLC,
                                    as Lender



                                 By: /s/  Sydney G. Dennis
                                    ------------------------------------------
                                    Name:   Sydney G. Dennis
                                    Title:  Director

                                 BAYERISCHE HYPO-UND VEREINSBANK AG,
                                    NEW YORK BRANCH,
                                    as Lender



                                 By: /s/ Shannon Batchman /s/ William Hunter
                                    ------------------------------------------
                                    Name:   Shannon Batchman William Hunter
                                    Title:  Director               Director

                                 BAYERISCHE LANDESBANK GIROZENTRALE,
                                    as Lender



                                 By: /s/ Dietmar Rieg /s/ Christopher Stolarski
                                    -------------------------------------------
                                    Name:  Dietmar Rieg   Christopher Stolarski
                                    Title: First Vice President  Vice President

                                 BNP PARIBAS,
                                    as Lender



                                 By: /s/ Francis Ballard     /s/ Sean Finnegan
                                    ------------------------------------------
                                    Name:   Francis Ballard      Sean Finnegan
                                    Title:  Director      Asst. Vice President

                                 AMENDMENT TWO

COMMERZBANK AG, NEW YORK AND
   GRAND CAYMAN BRANCHES
   as Lender



By: /s/ Christian Jagenberg                   By: /s/ Steven F. Larsen
   -------------------------------------         -------------------------------
   Name:  Christian Jagenberg                    Name: Steven F. Larsen
   Title: Senior Vice President & Manager        Title: Senior Vice President

CREDIT INDUSTRIEL ET COMMERCIAL,
   as Lender



By: /s/ Muriel Girardot                       By: /s/ Marc Baraduc
   -------------------------------------         -------------------------------
   Name:  Muriel Girardot                        Name: Marc Baraduc
   Title: Vice President                         Title: Assistant Vice President

DEXIA CREDIT LOCAL, NEW YORK AGENCY,
   as Lender



By: /s/ Marc Brugiere
   -------------------------------------
   Name:  Marc Brugiere
   Title: General Manager

CREDIT LYONNAIS, NEW YORK BRANCH,
   as Lender



By: /s/ Michael P. G. Pepe
   -------------------------------------
   Name:  Michael P. G. Pepe
   Title: First Vice President

DRESDNER BANK AG, NEW YORK AND
   GRAND CAYMAN BRANCHES,
   as Lender



By: /s/ Fred C. Thurston                      By: /s/ Laura Schumacher
   -------------------------------------         -------------------------------
   Name:  Fred C. Thurston                       Name: Laura Schumacher
   Title: Vice President                         Title: Assistant Vice President

                                AMENDMENT TWO

                                    THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, as Lender



                                    By: /s/ Carl-Eric Benzinger
                                       -----------------------------------------
                                       Name:   Carl Eric Benzinger
                                       Title:  Senior Vice President

                                    ING (U.S.) CAPITAL LLC,
                                       as Lender



                                    By: /s/ Janice M. Whalen    /s/ Erwin Thomet
                                       -----------------------------------------
                                       Name:  Janice M. Whalen      Erwin Thomet
                                       Title: Vice President   Managing Director

                                    NORDEUTSCHE LANDESBANK GIROZENTRALE,
                                       as Lender



                                    By: /s/ Stephanie Finnen /s/ Stefanie Scholz
                                       -----------------------------------------
                                       Name:  Stephanie Finnen   Stefanie Scholz
                                       Title: Vice President                  AT

                                    ROYAL BANK OF SCOTLAND,
                                       as Lender



                                    By: /s/ Brian Mcinnes
                                       -----------------------------------------
                                       Name:   Brian Mcinnes
                                       Title:  Senior Vice President

                                    WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE,
                                       as Lender

                                    By: /s/ Jasjeet Sood
                                       -----------------------------------------
                                       Name:   Jasjeet Sood
                                       Title:  Managing Director

                                    By: /s/ Jonathan Berman
                                       -----------------------------------------
                                       Name:   Jonathan Berman
                                       Title:  Managing Director

                                 AMENDMENT TWO

                                    UNION BANK OF CALIFORNIA, N.A.,
                                       as Lender



                                    By: /s/ Dennis G. Blank
                                       ---------------------------------------
                                       Name:   Dennis G. Blank
                                       Title:  Vice President













                                  AMENDMENT TWO

                                                                       EXHIBIT A

                              EDISON MISSION ENERGY
                     $700,000,000 REVOLVING CREDIT FACILITY

                                  PRICING GRID

=============================================================================================
                                        LEVEL 1                          LEVEL 2
BASIS FOR PRICING           LT Senior Unsecured Debt Rated   LT Senior Unsecured Debt Rated
                            At Least BBB By S&P AND  Baa2    Less Than Level 1 But At Least
                            By Moody's.                      BBB- By S&P AND Baa3 By Moody's.
=============================================================================================

FACILITY FEE (1)                               25.00 bps                        37.50 bps


---------------------------------------------------------------------------------------------


APPLICABLE MARGIN                             150.00 bps                       162.50 bps

---------------------------------------------------------------------------------------------


DRAWN COST  (2)             LIBOR    +        175.00 bps     LIBOR    +        200.00 bps


==============================================================================================

==============================================================================================
                                         LEVEL 3                          LEVEL 4
BASIS FOR PRICING            LT Senior Unsecured Debt Rated   LT Senior Unsecured Debt Rated
                             Less Than Level 2 But At Least   Lower Than Level 3.
                             BB+ By S&P AND  Ba1 By Moody's.
==============================================================================================
                                                                                 62.50 bps
FACILITY FEE (1)                                50.00 bps


----------------------------------------------------------------------------------------------

                                                                                237.50 bps
APPLICABLE MARGIN                              200.00 bps


----------------------------------------------------------------------------------------------


DRAWN COST  (2)              LIBOR    +        250.00 bps     LIBOR    +        300.00 bps


==============================================================================================

         (1) Paid quarterly in arrears on each bank's commitment irrespective of usage.
         (2)      Facility Fee plus Applicable Margin.

                  bps = basis points per annum


                                 AMENDMENT TWO

                                                                       EXHIBIT B

     [S-4/Registrant Statement of Midwest Generation, LLC and the Borrower]
























                                 AMENDMENT TWO